THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

COMPENSATION STOCK AWARD AGREEMENT OF
ROYAL MINES AND MINERALS CORP.
a Nevada corporation

THIS AGREEMENT is made between ROYAL MINES AND MINERALS CORP., a Nevada corporation (hereinafter referred to as the “Company”) and «NAME», «Position» of the Company (hereinafter referred to as the “Grantee”), and dated effective as of the «IssueDay» day of «IssueMonth», «IssueYear».

In exchange for the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1. Stock Award Information. Provided that the Grantee executes and returns this Agreement to the Company on or before April 1, 2011, the Company hereby agrees to grant to the Grantee the number of shares of the Company’s common stock (the “Stock Award”) set forth below as fully vested compensation stock awards, having a deemed fair value per share as determined by the Company’s Board of Directors as set out below:

(a)	Number of Shares:	«SHARES» («NUMBEROFSHARES»)

(b)	Deemed Fair Value on Grant Date:	«DEEMEDPRICE» per share

2. Employment or Consulting Services. The Grantee acknowledges and agrees that the Stock Award has been granted by the Company in consideration for services previously provided by the Grantee to the Company as an officer, director or consultant of the Company, and that the Grantee was an officer, director or consultant of the Company at the time the Stock Award was offered to the Grantee.

3. Tax Consequences. The Grantee acknowledges and understands that the Grantee may recognize income for federal, state and local income tax purposes as a result of the Stock Award and that it is the sole responsibility of the Grantee to obtain tax advice with respect to the specific tax consequences of receiving the Stock Award, and that the Grantee has had full opportunity to obtain such advice prior to entering into this Agreement. The Grantee agrees that the Company may deduct from payments of any kind otherwise due to the Grantee amounts required by any applicable federal, state or local tax laws to be withheld in respect of the Stock Award.

4. Agreements, Representations and Warranties of the Grantee.

The Grantee covenants, represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the grant of the Stock Awards to such Grantee:

(a)

The Grantee represents and warrants to the Company that the Grantee is (i) a director or executive officer of the Company or (ii) a close, personal friend, relative or business associate, of a director or executive officer of the Company and as such has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offer of the Stock Awards and the business, properties, prospects and financial condition of the Company. The Grantee has had full opportunity to discuss this information with the Grantee’s legal and financial advisers prior to execution of this Agreement.

(b)

The Grantee acknowledges that the Stock Awards are “restricted securities” within the meaning of the Securities Act and will be issued to the Grantee pursuant to an exemption from registration provided by Section 4(2) of the Securities Act.

(c)

The Stock Awards will be acquired by the Grantee for investment for the Grantee's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Grantee has no present intention of selling, granting any participation in, or otherwise distributing the same. The Grantee does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock Awards.

(d)

The Grantee agrees to resell the Stock Awards only in accordance with the provisions of the Securities Act, pursuant to an effective registration under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and further agrees that the Company will refuse to register any transfer or resale of the Stock Awards not made in accordance with the provisions of the Securities Act, pursuant to an effective registration under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act.

(e)

The Grantee acknowledges and agrees that all certificates representing the Stock Awards will be endorsed with a restrictive legend substantially similar to the following in accordance with the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.”

(f)

The Grantee acknowledges that an investment in the Company is highly speculative, and involves a high degree of risk as the Company is in the early stages of developing its business and that only investors who can afford the loss of their entire investment should consider investing in the Company. The Grantee is an investor in securities of businesses in the development stage and acknowledges that the Grantee is able to fend for himself/herself/itself, can bear the economic risk of the Grantee's investment, and has such knowledge and experience in financial or business matters such that the Grantee is capable of evaluating the merits and risks of an investment in the Company’s securities as contemplated in this Agreement.

(g)

The Grantee acknowledges that the offering of the Stock Awards by the Company has not been reviewed by the SEC or any other regulatory authorities and that the Stock Awards are being issued by the Company pursuant to an exemption from registration under the Securities Act.

(h)

The Stock Awards will be acquired by the Grantee for investment for the Grantee's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Grantee has no present intention of selling, granting any participation in, or otherwise distributing the same. The Grantee does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock Awards.

(i)	The Grantee is not aware of any advertisement or general solicitation regarding the offer or sale of the Company’s securities.

5. General Provisions.

(a)	This Agreement shall be construed and administered in accordance with the laws of the State of Nevada.

(b)	The provisions of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, successors and assignees.

(c)	The provisions of this Agreement may be waived, altered, amended or repealed, in whole or in part, only on the written consent of all parties hereto.

(d)	This Agreement may be executed in one or more counterparts, which shall together constitute a valid and binding agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first written above.

ROYAL MINES AND MINERALS CORP.
by its authorized signatory:

Jason S. Mitchell
Chief Financial Officer and Treasurer

GRANTEE:
Signature of Grantee

«NAME»
Name of Grantee

«ADDRESS»
Address

«NUMBEROFSHARES»
NUMBER OF SHARES OF COMMON STOCK